December 29, 2023

WESTWOOD FUNDS

A Series of Ultimus Managers Trust

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Salient Global Real Estate Fund	KIRYX	KIRAX	KIRCX

Supplement to the Prospectus and Statement of
Additional Information, each dated April 30, 2023, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Westwood Salient Global Real Estate Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus and SAI for the Fund.

Westwood Salient Global Real Estate Fund

Effective February 28, 2024, the name of the Fund will change to Westwood Global Real Estate Fund and all references to the name of the Fund in the Prospectus and SAI will be replaced with references to the Fund’s new name.

Also, effective as of February 28, 2024, the second paragraph of the Principal Investment Strategies section in the Fund Summary of the Fund’s Prospectus is replaced in its entirety with the following:

The Fund will also invest, under normal circumstances, at least 40% of its Net Assets in securities of real estate industry companies that are economically tied to countries outside the United States (or, if less, at least the percentage of Net Assets that is 5% less than the percentage of the FTSE EPRA NAREIT Developed Index, represented by real estate industry companies that are economically tied to countries outside the United States, as determined by the provider of the index). The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund is not limited in the extent to which it may invest in emerging market companies.

If you have any questions regarding the Fund, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.